UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 7, 2019

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY

(Exact name of registrant as specified in charter)

New Jersey	000-25043	22-1697095
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
505 Main Street, Hackensack, New Jersey		07601
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (201) 488-6400

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 7, 2019, Donald W. Barney retired and resigned as President, Chief Financial Officer, Treasurer and a Trustee of First Real Estate Investment Trust of New Jersey (the “Trust”). Mr. Barney’s retirement and resignation was not due to any disagreements with the Trust, its officers or the Board of Trustees of the Trust, including any disagreements on any matter relating to the Trust’s operations, policies or practices.

On February 7, 2019, the Board of Trustees appointed Allan Tubin as Chief Financial Officer and Treasurer of the Trust. Mr. Tubin will serve as Chief Financial Officer and Treasurer of the Trust for a term to expire at such time as his successor is appointed and qualified.

Mr. Tubin (age 80) is the Chief Financial Officer of Hekemian & Co., Inc., the Trust’s managing agent (“Hekemian & Co.”). As Chief Financial Officer of Hekemian & Co., Mr. Tubin is responsible for corporate and project finance, budgeting and tax planning, accounting, and SEC compliance for both Hekemian & Co. and its affiliates. He is a member of Hekemian & Co.’s Acquisitions and Development Due Diligence Team, where he is responsible for financial forecasting and modeling. Mr. Tubin has over 25 years’ experience in real estate finance. Prior to joining Hekemian & Co. in 1996, he served as the Chief Financial Officer for the international real estate activities of the investment bank Donaldson, Lufkin & Jenrette, and served as a certified public accountant with Ernst & Young.

There are no family relationships between Mr. Tubin and any executive officer or Trustee of the Trust. Mr. Tubin has not served as a director of any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended, at any time during the last five years.

In addition, on February 7, 2019, the Board appointed Robert S. Hekemian, Jr. as President of the Trust. Mr. Hekemian is a Trustee of the Trust and the current Chief Executive Officer of the Trust, and Mr. Hekemian will continue to serve as Chief Executive Officer in addition to the office of President.

A copy of the Trust’s press release announcing Donald W. Barney’s retirement as President, Chief Financial Officer, Treasurer and a Trustee of the Trust, and Allan Tubin’s appointment as Chief Financial Officer and Treasurer of the Trust, is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

99.1	Press Release dated February 8, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST REAL ESTATE INVESTMENT TRUST OF NEW JERSEY
(Registrant)

By:	/s/ Robert S. Hekemian, Jr.
Robert S. Hekemian, Jr.
President & Chief Executive Officer

Date: February 8, 2019

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated February 8, 2019